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                                                                  EXHIBIT 10.39D

                                                  Addendum No. 4
                                                  Contract No. MA/CCF-478

                                  ADDENDUM TO
                            MARITIME ADMINISTRATION
                      CAPITAL CONSTRUCTION FUND AGREEMENT
                                      WITH
                    NATIONAL STEEL AND SHIPBUILDING COMPANY

    This Addendum is made by and between the Maritime Administrator (the "Administrator"), and the National Steel and Shipbuilding Company, a citizen of the United States (the "Party"), as an addendum to that certain Capital Construction Fund ("CCF") Agreement Contract No. MA/CCF-478 (the "Agreement").
     WHEREAS:
     1. The Administrator and the Party entered into the Agreement on September 13, 1988, under Section 607, Merchant Marine Act, 1936, as amended
(the "Act");
     2.   The Administrator approved the replacement of the existing
Schedule B with the revised attached Schedule B which would: a) delete the construction of the R.J. PFEIFFER since the vessel has been delivered; b) add the acquisition/construction of two Roll-on-Roll-off Trailer vessels at an estimated cost of $135 million each, of which approximately $80 million is to be paid by qualified CCF withdrawals; c) increase the acquisition/construction cost of two 500 plus passenger cruise vessels from approximately $200 million each to $400 million each
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and increase the amount to be paid by qualified CCF withdrawals to approximately
$80 million; d) delete the acquisition/construction of two 40,000 DWT product tankers at an estimated cost of $160 million to be delivered in 1993; and e) add the acquisition/construction of three 140,000 DWT product tankers at an estimated cost of $200 million each, of which approximately $80 million is to be paid by qualified CCF withdrawals.

     NOW THEREFORE, the Administrator and the Party agree as follows:

     I. Effective August 28, 1997, the Agreement is amended by deleting the existing Schedule B and replacing it with the annexed revised Schedule B.

     II. Except as herein otherwise expressly provided, the Agreement, as heretofore amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties have executed this Addendum No. 4 in four counterparts, effective as of the date specified hereinabove and actually on the ________ day of ________, 1997.
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                                       3


(SEAL)                                              UNITED STATES OF AMERICA
                                                    SECRETARY OF TRANSPORTATION
                                                    MARITIME ADMINISTRATOR


ATTEST:


By: /s/ [ILLEGIBLE SIGNATURE]                      By: /s/ JAMES J. ZOK
   ---------------------                               -----------------------
   Secretary                                           Contracting Officer




(SEAL)                                              NATIONAL STEEL AND
                                                    SHIPBUILDING COMPANY

ATTEST:


By: /s/ S. D. Timmons                              By: /s/ F. N. Hallett
    ---------------------                              ------------------------

Name: S. D. Timmons                                Name: F. N. Hallett
      -------------------                                -----------------------
Title: Vice President,                             Title: Senior Vice President,
       General Counsel & Secretary                        Finance
       ----------------------------                      -----------------------

Approved as to form:

By: /s/ [ILLEGIBLE SIGNATURE]
   ------------------------
   Assistant Chief Counsel
   Maritime Administrator
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                                                                      MA/CCF-478



                                   SCHEDULE B
                               PROGRAM OBJECTIVES
                     ACQUISITION OR CONSTRUCTION OF VESSELS

                                                                       Amount
Program         Vessel                                                 to be              Approximate Date
Objective       Name &       General                Vessel             Withdrawn                of              Anticipated
  No.           Number       Characteristics        Cost               From Fund        Contract    Delivery    Area of Operation
---------      ---------     ---------------        ------            --------------    --------   ----------   ------------------

  1             Unknown       Two 500 plus           $400 million      $80 million      2002        2007        Hawaiian Islands
                              Passenger cruise       each (approx)      (approx.)
                              vessels



  2             Unknown       Three 140,000 DWT      $200 million      $80 million      1998        2003        Non-Contiguous Trade
                              Product Tankers        each (approx)      (approx.)




  3             Unknown       Two Roll-on Roll-off   $135 million      $80 million      2000        2005        Non-Contiguous Trade
                              Trailer Vessels        each (approx)      (approx.)



